Exhibit 99.1

    ELMER'S
RESTAURANTS, INC.

PRESS RELEASE

For Release                                                   CONTACT:
                                                              --------
February 22, 2005                                             Kristi Dunlap
1:15 P.M. PST                                                 (503) 252-1485


                       ELMER'S RESTAURANTS, INC. ANNOUNCES
                             THIRD QUARTER EARNINGS

Portland, Oregon - Elmer's Restaurants, Inc. (NASDAQ: Small-Cap: ELMS) announced today third quarter earnings for the twelve weeks ended January 3, 2005. The Company reported net third quarter income of $313,356, compared to the $289,151 earned during the same period a year ago. Earnings per fully diluted share rose to $.16 compared to $.14 for the same period a year ago. Revenues for the quarter were $7.86 million compared to $7.71 million last year. Same-store sales for the corporate-owned Elmer's Restaurants rose nearly 1.6% in the quarter compared to the year ago period.

For the forty weeks ended January 3, 2005, the Company earned $846,309, or $.44 per fully diluted share, compared to $982,784, or $.46 per fully diluted share, for the year ago period.

Commenting on the results, Company Chairman, Bruce Davis, said, "Our strategy centers on enhancing unit-level economics and positioning the Elmer's brand as the place for comfort food."

Separately, the Company announced the opening of a new franchised Elmer's restaurant in Walla Walla, Washington, on January 24, 2005.

The Company owns and operates 10 Elmer's Restaurants and franchises 24 in Washington, Oregon, California, Idaho, and Montana. The Company also owns and operates five Mitzel's American Kitchen restaurants in the Puget Sound region of Washington, and 13 delicatessen-style restaurants in Oregon.

A number of  statements  contained  in this press  release  are  forward-looking statements that are subject to risk and uncertainties and which are made pursuant to the Safe Harbor provisions of the private Securities Litigation Reform Act of 1995. Statements indicating that the Company "believes", "expects", "anticipates" or "estimates" are forward-looking as are all other statements regarding future financial results, market conditions and other events that have not yet occurred. These forward-looking statements may involve a number of risks and uncertainties relating to the Company's business, financial  conditions,  and  operations,  as well as other factors listed in the
Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update these forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

                                       ###

                   ELMER'S RESTAURANTS, INC., AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                       For the forty weeks ended                  For the twelve weeks ended
                                                ----------------------------------------    ---------------------------------------
                                                   January 3,            January 5,             January 3,           January 5,
                                                      2005                  2004                   2005                 2004
                                                ------------------    ------------------    ------------------   ------------------
                                                   (Unaudited)          (Unaudited)             (Unaudited)          (Unaudited)

REVENUES                                             $ 25,499,856          $ 25,600,462           $ 7,862,082          $ 7,705,568
                                                ------------------    ------------------    ------------------   ------------------

COSTS AND EXPENSES:

  Cost of restaurant sales:
    Food and beverage                                   7,488,581             7,689,431             2,334,374            2,248,565
    Labor and related costs                             8,596,177             8,494,869             2,593,672            2,582,048
    Restaurant operating costs                          3,622,354             3,515,805             1,119,212            1,077,687
    Occupancy costs                                     1,582,137             1,581,561               474,396              473,752
    Depreciation and amortization                         710,224               632,967               242,730              191,710
    Restaurant opening costs                                    -               127,776                     -              127,776
  General and administrative expenses                   2,003,878             1,868,970               577,018              517,039
  Net (gain) loss on disposition of property             (128,278)                4,071                   731                    -
  Net loss on impairment of equipment                     140,000                     -                     -                    -
                                                ------------------    ------------------    ------------------   ------------------

                                                       24,015,073            23,915,450             7,342,133            7,218,577
                                                ------------------    ------------------    ------------------   ------------------

    INCOME FROM OPERATIONS                              1,484,783             1,685,012               519,949              486,991

OTHER INCOME (EXPENSE):
  Interest income                                          55,895                65,524                23,248               23,801
  Interest expense                                       (307,042)             (294,090)              (82,705)             (85,560)
  Loss on debt extinguishment                                   -               (32,500)                    -              (32,500)
  Gain (loss) on sale of marketable securities             10,673                57,838                  (136)              43,419
                                                ------------------    ------------------    ------------------   ------------------

    Income before provision for income taxes            1,244,309             1,481,784               460,356              436,151

Income tax provision                                     (398,000)             (499,000)             (147,000)            (147,000)
                                                ------------------    ------------------    ------------------   ------------------

    NET INCOME                                          $ 846,309             $ 982,784             $ 313,356            $ 289,151
                                                ==================    ==================    ==================   ==================

PER SHARE DATA:

  Net income per share - Basic                             $ 0.46                $ 0.48                $ 0.17               $ 0.14
                                                ==================    ==================    ==================   ==================

  Weighted average number of
  common shares outstanding - Basic                     1,825,276             2,036,441             1,836,514            2,024,149
                                                ==================    ==================    ==================   ==================

  Net income per share - Diluted                           $ 0.44                $ 0.46                $ 0.16               $ 0.14
                                                ==================    ==================    ==================   ==================

  Weighted average number of
  common shares outstanding - Diluted                   1,927,132             2,134,112             1,948,265            2,138,528
                                                ==================    ==================    ==================   ==================